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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 4, 2005

                          THE MIIX GROUP, INCORPORATED
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                 001-14593                 22-3586492
         ----------------          ----------------         -------------------
         (State or Other             (Commission               (IRS Employer
         Jurisdiction of             File Number)           Identification No.)
          Incorporation)


                               TWO PRINCESS ROAD
                        LAWRENCEVILLE, NEW JERSEY 08648
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 896-2404

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

On May 4, 2005, the Board of Directors (the "Board") of The MIIX Group Incorporated (the "Company") elected William Adams as Director, to commence his term on May 5, 2005.

There are no arrangements between Mr. Adams and any other persons pursuant to which Mr. Adams was elected Director, and there have not been any related party transactions in which the amounts involved exceeded $60,000 with Mr. Adams within the past year, nor are there any such transactions currently proposed.

On May 9, 2005, and effective as of that date, directors Angelo S. Agro, M.D., Harry M. Carnes, M.D., Dominick D'Agosta, M.D., Paul J. Hirsch, M.D. (Vice Chairman), A. Richard Miskoff, D.O., Martin L. Sorger, M.D., and Bessie M. Sullivan, M.D. resigned from their positions on the Board.

The election of Mr. Adams and the resignations of the other directors reflect that the wind-up of the Company's operations is substantially complete, subject to development by the Company and approval of the United States Bankruptcy Court for the District of Delaware of a plan of liquidation and resolution of various issues in connection with the liquidation.

Patricia A. Costante, Chairman and Chief Executive Officer, remains on the Board with Mr. Adams.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE MIIX GROUP, INCORPORATED


                                   By: /s/ Perry M. Mandarino
                                      ---------------------------------
                                      Perry M. Mandarino
                                      Chief Restructuring Officer

May 9, 2005